Exhibit 10.2 SECOND AMENDED AND RESTATED MANAGEMENT AGREEMENT This SECOND AMENDED AND RESTATED MANAGEMENT AGREEMENT (this “Agreement”), entered into as April 2, 2024, is made and entered into by and among Pacific Oak Residential Trust, Inc., a Maryland corporation (“PORT”), and DMH Realty, LLC, a Florida limited liability company (“Property Manager”). RECITALS WHEREAS, PORT owns through its operating partnership, PORT OP LP, a Delaware limited partnership (the “Partnership”), or otherwise has the right to collect rents from, and contract for managerial services for, the single-family rental properties identified and described in Schedule A attached hereto, as adjusted by any properties acquired, directly or indirectly, by PORT or the Partnership, in accordance with this Agreement, minus any properties sold by PORT or the Partnership from time to time in accordance with this Agreement (collectively, the “Properties” and each, a “Property”); WHEREAS, the parties desire to enter into this Agreement, pursuant to which Property Manager will undertake certain management, acquisition, disposition and oversight functions with respect to the Properties as provided herein, subject to the limitations set forth herein; WHEREAS, the parties entered into that certain Amended and Restated Management Agreement on as of September 1, 2022 (the “Prior Agreement”); and WHEREAS, the parties desire to amend and restate the Prior Agreement in its entirety with this Agreement. AGREEMENT NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I APPOINTMENT OF PROPERTY MANAGER Section 1.01 Appointment of Property Manager. PORT hereby appoints Property Manager the sole and exclusive manager for the Properties upon the terms and conditions set forth herein. Property Manager hereby accepts such appointment on the terms and conditions set forth herein and shall furnish the services of its organization for the management of the Properties. Section 1.02 Independent Contractor Status. Property Manager is hereby engaged to manage the Properties as an independent contractor. ARTICLE II TERM OF AGREEMENT Section 2.01 Term of Agreement. The term of this Agreement shall continue until September 30, 2024 (the “Term”). Upon expiration of the Term, this Agreement will automatically renew for additional one-year periods until terminated as provided in Article VIII. 2 ARTICLE III PROPERTY MANAGER’S DUTIES AND RESPONSIBILITIES Section 3.01 General Scope. Property Manager shall devote such efforts as are consistent with the Standard of Care (as defined below) in managing, coordinating and supervising the ordinary and usual business and affairs pertaining to the identification, acquisition, operation, maintenance, leasing, licensing, rehabilitation, construction, disposition and management of the Properties and in compliance with the directives of PORT or PORT’s advisor, Pacific Oak Residential Advisors, LLC (“Advisor”), all pursuant to the terms, conditions and limitations of this Agreement. Property Manager shall have such responsibilities, and shall perform and take, or cause to be performed or taken, all such services and actions customarily taken by managing agents of property of similar nature, location, and character to that of the Properties consistent with the duties set forth in this Article III. Unless otherwise specifically provided in this Agreement or the written directives of PORT or Advisor (collectively, the “Guiding Documents”), all services and actions that Property Manager is required or permitted to perform or take, or cause to be performed or taken, in connection with the management of the Properties shall be performed or taken, as the case may be, on behalf of PORT and at PORT’s sole cost, expense, and risk. Property Manager’s authority is limited to performing the services set forth herein and the other Guiding Documents. Except as provided in the Guiding Documents, Property Manager shall have no authority (a) to execute any contract or agreement for or on behalf of PORT, (b) to provide additional services or modify existing services to tenants, or (c) to assume or create any obligation or liability or to make any representation, covenant, agreement or warranty for or on behalf of PORT. Section 3.02 Standard of Care. Property Manager shall perform its duties and obligations hereunder in a commercially reasonable manner, consistent with the degree of care, skill, prudence, diligence and good faith that a property manager would use in managing other properties or performing similar services in the same geographic location (the “Standard of Care”). Without limiting the generality of the foregoing, Property Manager shall employ such efforts as are consistent with the Standard of Care to comply with all applicable requirements of federal, state and local laws, ordinances, rules, regulations and orders governing the leasing, promotion, management, use, operation, repair and maintenance of the Properties and the terms of any leases, mortgages or other agreements to which Properties are subject (collectively, the “Requirements” or individually a “Requirement”). Property Manager shall have in its employ at all times a sufficient number of capable employees to properly, adequately, safely and economically perform the duties hereunder. Further, Property Manager shall carry out its duties set forth herein in a manner that is consistent with PORT’s written instructions concerning its election to be taxed as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Section 3.03 Marketing Authorization. Property Manager is authorized to establish rental rates and implement marketing strategies in accordance therewith. Property Manager shall supervise the preparation of all advertising layouts, brochures, and campaigns. Advertising and promotional materials shall be prepared in accordance with Property Manager’s budget and full compliance with federal, state, and municipal fair housing laws, and Property Manager shall not use PORT’s name (or any Affiliate of PORT) without PORT’s express written approval. Section 3.04 Acquisition and Disposition. Property Manager shall provide management, supervisory, administrative and logistical services and support to PORT and to Advisor consistent with the Standard of Care and the Guiding Documents in connection with (i) the identification and evaluation of Properties that might be suitable for purchase or other acquisition, (ii) the purchase or other acquisition of Properties, (iii) the financing or refinancing of Properties, and (iv) the sale or other disposition of Properties (including, without limitation, the structuring and negotiation of such transactions and the management of PORT’s dealings with brokers, appraisers, bankers and other professionals engaged by PORT in connection with such transactions). For purposes of clarification, Properties acquired, directly or indirectly, by PORT 3 or the Partnership will be deemed Properties under this Agreement, and Properties sold by PORT or the Partnership shall no longer be deemed Properties under this Agreement, in either case regardless of whether this Agreement or any exhibit or schedule is formally amended to reflect the new or former Properties. Section 3.05 Leasing. Property Manager shall exercise such efforts as are consistent with the Standard of Care to obtain and keep residents and will cooperate with any broker in any reasonable manner likely to aid in filling any vacancy. Property Manager is authorized, consistent with the Standard of Care and Guiding Documents, to negotiate, prepare, and execute all leases on PORT’s approved lease form, including all renewals and extensions of leases and to cancel and modify existing leases, provided such actions are taken in accordance with all Requirements. Section 3.06 Security Deposits. Property Manager is authorized to establish accounts on behalf of PORT for holding security deposits, if any, in accordance with all Requirements, and shall collect and refund security deposits in accordance with the terms of each resident’s lease and as may be required by applicable law. If required by statute, Property Manager will deposit security deposits into a separate interest-bearing account and pay residents the interest earned on such deposit; otherwise, Property Manager will deposit security deposits into the Operating Account (as defined below). When Property Manager reasonably deems appropriate, Property Manager may offset resident charges with forfeited security deposit amounts and disburse any surplus security deposits from the Operating Account. Section 3.07 Collection of Rents and Enforcement of Leases. Property Manager shall exercise such efforts as are consistent with the Standard of Care to promptly collect all rents and other charges for services provided in connection with the use of the Properties. All monies collected shall be promptly deposited into the Operating Account unless otherwise directed by PORT. When necessary and permissible by applicable Requirements, Property Manager is authorized to institute the following actions: (a) terminate tenancies; (b) sign and serve such notices as are deemed reasonably necessary or expedient by Property Manager; (c) institute and prosecute actions and evict residents; (d) recover rents and other sums due by legal proceedings; and (e) settle, compromise, and release such actions or suits, or reinstitute such tenancies. Attorney’s fees, filing fees, court costs, and other reasonable and necessary expenses incurred in connection with such actions and not recovered from residents shall be paid out of the Operating Account. Section 3.08 Operating Expenditures. (a) The term “Operating Expenditures” shall mean the aggregate of all actual, reasonable expenses incurred by Property Manager in accordance with this Agreement in connection with or arising from the identification, acquisition, financing, ownership, operation, management, repair, disposition, replacement, maintenance, and use or occupancy of the Properties including, without limitation, expenditures for: (i) license and permit fees, landowner association fees and assessments, and all other charges of any kind and nature by any governmental or public authority; (ii) management fees and any other reasonable expenses incurred by Property Manager consistent with the Guiding Documents; (iii) advertising and marketing expenses, and leasing fees and commissions; (iv) legal, accounting, engineering, and other professional and consulting fees and disbursements; (v) accounts payable to independent contractors providing labor, material, services and equipment to the Properties; (vi) premiums for insurance paid with respect to the Properties or the operations thereof; (vii) resident improvements and replacement and segregated reserves therefor; (viii) maintenance and repair of the Properties and all property and equipment used in connection with the operation thereof; (ix) renovation, improvement and development of the Properties and all property and equipment used in connection with the operation thereof; (x) refunds or security or other deposits to resident and contracting parties; (xi) funds reserved for contingent or contested liabilities, real estate taxes, insurance premiums, or other amounts not payable on a monthly basis; (xii) service contracts and public utility charges and assessments; (xiii) personnel administration charges 4 and pre-employment screening and testing costs; (xiv) cost of third party revenue management programs; and (xv) costs of credit reports, bank charges, and like matters. Operating Expenditures may include (A) payroll, benefits and overhead expenses approved by PORT, and (B) other costs and expenses of Property Manager’s or its Affiliates’ personnel engaged in any Additional Services; provided, however, that Property Manager shall be responsible for paying, and shall not be reimbursed for, its general administrative overhead costs and expenses, including without limitation the costs and expenses of renting its offices, employing its general administrative staff, purchasing or renting its office equipment and supplies, and maintaining phone and internet connections. (b) For purposes of clarification, Property Manager may perform (or cause its Affiliates to perform) certain services (including without limitation services related to leasing, onboarding, fit-up, inspecting, renovation, improvement, development, construction, maintenance, repair, cleaning, painting or decorating any of the Properties) that could be contracted or subcontracted out to third parties hereunder, and, for performing such services, Property Manager (or its Affiliates) shall be entitled to reimbursement for the costs and expenses incurred performing such services (in addition to the Leasing Fees, Property Management Fee, and Shared Fees contemplated under Article VI) at rates commensurate with rates that would be payable to unrelated third parties if Property Manager engaged such unrelated third parties to perform such services (collectively, the “Additional Services”). (c) Property Manager is authorized to incur expenses in connection with the operation and management of the Properties. Property Manager shall employ such efforts as are consistent with the Standard of Care to insure that the actual costs of maintaining and operating the Properties shall not be excessive in relation to comparable properties. In cases of emergency, Property Manager may make expenditures if such expenditures are necessary in the reasonable judgment of Property Manager to effectively protect the Properties or to prevent personal injury and is not in excess of $10,000 with respect to any individual Property or $250,000 collectively among all Properties during any calendar year. Property Manager will promptly notify PORT of any such emergency. Section 3.09 Capital Expenditures. Any capital expenditure (excluding expenditures related to acquisition activities and rehabilitation of newly acquired Properties) over $15,000 per Property shall be awarded on the basis of competitive bidding, solicited in the following manner: (a) a minimum of two (2) written bids shall be obtained for each purchase where possible and practical to obtain such bids; (b) each bid will be solicited in a form so that uniformity will exist in the bid quotes; (c) Property Manager shall provide Advisor with all bid responses accompanied by Property Manager’s recommendations as to the most acceptable bid; and (d) Advisor shall be free to accept or reject any and all bids, provided that if Advisor fails to do so within three (3) Business Days, Property Manager shall provide written notice to Advisor that a failure to respond within one (1) Business Day shall constitute a deemed approval, and if Advisor fails to do so within such one (1) Business Day, such failure shall be deemed acceptance. PORT shall be responsible for capital expenditures and may pay some from its own resources or may authorize payment by Property Manager out of available funds in the Operating Account. Section 3.10 Public Utility and Service Contracts. To the extent applicable, Property Manager shall negotiate and execute, in its capacity as PORT’s agent, contracts for water, electricity, gas, vermin or pest extermination, and any other services which are necessary to properly maintain the Properties. All required utility deposits will be the responsibility of PORT and each contract shall: (a) be in the name of, and expense of, PORT; and (b) include a provision for cancellation thereof by PORT or Property Manager. Section 3.11 Reserved. Section 3.12 Compliance with Regulations. Property Manager shall employ such efforts as are consistent with the Standard of Care to cause the Properties to be in compliance with all Requirements.

5 Property Manager shall promptly give notice to Advisor of Property Manager’s receipt of any oral or written notice of the existence of a material violation of any material Requirement or as otherwise required by the Standard of Care (a “Violation”), and Property Manager shall promptly cure at PORT’s expense any such Violation applicable to any Property, other than a Violation that is required to be cured by the respective tenants under the leases in effect at the Property. Expenses incurred in curing any Violation applicable to any Property may be paid from the Operating Account to the extent such expenses have been budgeted for, and provided such expenses do not exceed $2,500 in any one instance. If (1) such expenses have not been so budgeted, (2) more than $2,500 is required to remedy a Violation, or (3) a Violation is one for which PORT may be subject to penalty, Property Manager shall immediately notify PORT of such Violation and advise PORT regarding a course of action for curing such Violation. Section 3.13 Environmental Risk Management. PORT acknowledges and understands that Property Manager, except with respect to the obligations set forth in Section 3.04, is not responsible for (1) evaluating the presence or absence of hazardous or toxic substances, mold, waste, materials, electromagnetic field, radon or radioactive materials upon, within, above, or beneath the Properties; (2) maintaining or evaluating compliance with environmental, hazardous or solid materials or waste laws, rules and regulations except for any operating and maintenance plan applicable to the Properties or in connection with Property Manager’s construction management duties; or (3) conducting or ensuring clean-up or remediation of existing or identified hazardous material spills or contamination unless the parties otherwise agree in writing or as expressly provided herein. (a) Accordingly, Property Manager’s obligations to PORT with respect to the presence of Hazardous Materials and/or with the compliance and enforcement of Hazardous Materials Laws shall be subject to, conditioned upon, and limited by the following: (i) PORT may from time to time, at PORT’s sole discretion and expense, obtain from an independent environmental consultant retained by PORT, an environmental assessment report on the Properties (or any of them) and may have such assessment report periodically updated. (ii) Except as provided by Section 3.13(a)(iii), Section 3.04, or as otherwise expressly agreed in writing by the parties, Property Manager shall not be obligated to make an independent determination as to the presence or absence of Hazardous Materials, or whether the Properties are in violation or compliance with any Hazardous Materials Laws. Property Manager may seek, on PORT’s behalf and at PORT’s expense, to enforce a resident’s compliance with any Hazardous Materials Laws in accordance with an environmental consultant’s recommendations contained in any environmental assessment report. Property Manager shall not have any obligation to determine whether or not PORT, any residents, the Properties, or any portion thereof is in compliance with Hazardous Materials Laws; provided, Property Manager shall promptly notify PORT of any violations or potential violations of Hazardous Materials Laws observed on the Properties. (iii) Property Manager shall be responsible for any Hazardous Materials which it uses or introduces to the Properties, including storage, containment, removal, or remediation as required by applicable law. To the extent Hazardous Materials (such as cleaning supplies or fuel) are required by Property Manager in the discharge of its duties under this Agreement, Property Manager shall only use and store quantities of such Hazardous Materials as are permitted under applicable law, and shall store, use and dispose of such Hazardous Materials in accordance with applicable laws. In connection with the foregoing, Property Manager hereby agrees to and shall indemnify, protect, defend, save, and hold harmless PORT, its principals and employees, and their respective successors and assigns from any claim, cause of action, liability, loss, demand, damages (including damages associated with any 6 environmental law), fine, penalty, injury, cost, or expense (including attorney’s fees and expenses) arising out of or relating in any way to Property Manager’s violation of this Section 3.13(a)(iii). (iv) Property Manager shall not be responsible for the abatement, clean-up or remediation of any spill of or contamination from any Hazardous Materials upon, beneath, or within all, or any portion, of the Properties (other than Hazardous Materials introduced, used or stored by Property Manager in violation of Section 3.13(a)(iii)), and the entire responsibility for such clean-up, abatement, or remediation shall lie with PORT and PORT’s environmental consultation. However, Property Manager shall cooperate with PORT in coordinating and supervising any abatement, clean-up, monitoring or remedial action on a Property site. PORT agrees that, with respect to any abatement, clean-up, or remedial action, PORT shall employ a qualified and licensed environmental clean-up company to undertake such clean-up and remediation, and PORT’s environmental consultant shall oversee the entire abatement, clean-up and remediation process and the obtaining of any required governmental approvals. If the clean- up or remediation is the responsibility of any resident of the Properties and/or PORT’s environmental consultant, Property Manager shall, on PORT’s behalf, require the resident to utilize qualified and licensed environmental clean-up companies and ensure that the clean-up and remediation is conducted to PORT’s satisfaction and in accordance with all Hazardous Materials Laws, governmental laws and approvals of which Property Manager is aware. (v) In connection with the foregoing, PORT hereby agrees to and shall indemnify, protect, defend, save, and hold harmless Property Manager, its principals and employees, and their respective successors and assigns from any claim, cause of action, liability, loss, demand, damages (including damages associated with any environmental law), fine, penalty, injury, cost or expense (including attorney’s fees and expenses) arising out of or relating in any way to (1) the actions, or failure to act, by Property Manager in following PORT’s and PORT’s environmental consultant’s directions, (2) PORT’s failure or refusal to employ an environmental consultant with respect to the Properties, (3) the acts, omissions, or negligence of PORT, PORT’s environmental consultant, or the failure of such environmental consultant, to fulfill its obligations with respect to the Properties, (4) any violation of Hazardous Materials Laws applicable to the Properties, (5) the designation of Property Manager as an “operator” or the Properties as a “regulated facility” under Hazardous Materials Laws, or otherwise liable as a party under any Hazardous Materials Laws, or as a party in any claim for contribution, cost recovery or indemnity against Property Manager, or its insurer arising out of the foregoing, and (6) any condition or circumstance arising initially prior to the date of this Agreement (regardless of whether such condition or circumstance continues). The foregoing indemnity shall not apply to any claim, cause of action, liability, loss, demand, damages (including damages associated with any environmental law), fine, penalty, injury, cost, or expense (including attorney’s fees and expenses) resulting from an indemnified party’s sole or gross negligence or willful misconduct. (b) The indemnities herein shall be immediately vested and shall survive the expiration or termination of this Agreement. Section 3.14 Disclaimer of Certain Liabilities. Property Manager assumes no liability for any acts or omissions of PORT. Property Manager assumes no liability for any failure of, or default by, any tenant in the payment of any rent or other charges due PORT or in the performance of any obligations owed by any tenant to PORT pursuant to any lease or otherwise. Section 3.15 No Requirement to Advance Funds. In no event shall Property Manager advance any monies on behalf of PORT, lend its credit to the Properties, or incur any liability in Property Manager’s own name. Section 3.16 Representations. Property Manager represents and warrants to PORT as follows: 7 (a) Property Manager (i) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Florida, (ii) has qualified or will qualify to do business as a foreign corporation and will remain so qualified, and is and will remain in good standing, in each jurisdiction where the character of its property or the nature of its activities makes such qualification necessary and in which failure to so qualify would have a material adverse effect upon Property Manager or its ability to perform its obligations hereunder, (iii) has and will have full limited liability company power to own its property, carry on its business as presently conducted, and to enter into and perform it obligations under this Agreement and (iv) has and will have all licenses or other governmental approvals necessary to perform it obligations hereunder. (b) The execution and delivery by Property Manager of this Agreement has been duly authorized by all necessary limited liability company action on the part of Property Manager. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Property Manager or its property or the certificate of formation of Property Manager, or any of the provisions of any indenture, mortgage, contract or other instrument to which Property Manager is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument. (c) The execution and delivery by Property Manager of this Agreement does not require the consent or approval of, the giving of notice to, the registration or filing with, or the taking of any other action in respect of any state, federal or other governmental authority or agency. (d) This Agreement has been duly executed and delivered by Property Manager and, assuming due authorization, execution and delivery by PORT, constitutes a valid and binding obligation of Property Manager enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and general principles of equity). (e) There are no actions, suits, or proceedings pending, or, to the knowledge of Property Manager, threatened or likely to be asserted against or affecting Property Manager before or by any court, administrative agency, arbitrator, or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of Property Manager will be determined adversely to Property Manager or if determined adversely to Property Manager, will materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect Property Manager’s ability to perform its obligations under this Agreement. Property Manager is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by the above mentioned documents. (f) No consents, approvals, waivers or notifications of members, creditors, lessors or other nongovernmental persons are required to be obtained by Property Manager in connection with the execution and delivery of this Agreement and the consummation of all the transactions herein contemplated. (g) Property Manager is not (and no person or entity owning a beneficial interest equal to or greater than twenty percent (20%) in Property Manager shall be) subject to sanctions of the United States government or in violation of any federal, state, municipal or local laws, statutes, codes, ordinances, orders, decrees, rules or regulations (“Laws”) relating to terrorism or money laundering, including, without limitation, Executive Order No. 13224 on Terrorist Financing, effective September 24, 8 2001 (the “Executive Order”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56, the “Patriot Act”). (h) Neither Property Manager nor any person or entity owning a beneficial interest equal to or greater than twenty percent (20%) in Property Manager is a “Prohibited Person,” which term is defined as: (i) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (ii) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person or entity with whom Property Manager is prohibited from dealing or otherwise engaging in any transaction by any terrorism or anti-money laundering Law, including the Executive Order and the Patriot Act; (iv) a person or entity who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or (v) a person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website, https://www.treasury.gov/ofac/downloads/sdnlist.pdf, or any replacement website or other replacement official publication of such list. (i) As of the Effective Date, Property Manager has no actual knowledge of any illegal activities relating to controlled substances on any Property. (j) As of the Effective Date, to Property Manager’s actual knowledge, (i) each Property is being used exclusively as a residential rental property and (ii) no illegal activity is taking place at any Property. Section 3.17 Advisor. Notwithstanding anything to the contrary herein, the duties and responsibilities of Property Manager set forth herein are subject in all respects to the authority of Advisor. Section 3.18 Additional Covenants. Property Manager shall exercise such efforts as are consistent with the Standard of Care to comply with the terms and conditions of any additional requirements of Lender(s) to the Properties and agrees not to knowingly or intentionally take any action in material contravention thereof. ARTICLE IV BANKING AND FINANCIAL RECORDS Section 4.01 Account Agency Agreement & Bank Accounts. Concurrent with the commencement of this Agreement, PORT and Property Manager shall enter into a joint account agreement (the “Account Agency Agreement”) at PORT’s platform bank or other bank acceptable to PORT (the “Operating Account”). PORT shall retain the ability to change the platform banks at its discretion with reasonable notice to Property Manager. It is understood that the bank account contemplated and authorized by the Account Agency Agreement shall be a non-interest bearing checking account. Section 4.02 Financial Recordkeeping. Financial records include, but are not limited to, general ledgers for each account, journal entries, all supporting documentation and calculations used to create journal entries, trial balances, financial statements, bank statements, bank reconciliations, tax reports, accounts payable and receivable records, rent rolls, tenant information, portfolio analysis routinely created or created at the request of PORT, ad hoc reports requested by PORT from time to time and any other financial records and reports listed on Schedule B. At PORT’s cost, Property Manager shall maintain, at Property Manager’s premises and electronically in a centralized location designated and accessible by PORT, and maintain in a manner customary and consistent with generally accepted accounting principles, financial records based on PORT’s fiscal year-end. Property Manager shall not delete, destroy, relocate or

9 otherwise make any historical record inaccessible to PORT without PORT’s prior written consent. Property Manager shall use the Company’s chart of accounts. PORT shall bear the expense of maintaining financial records electronically and the expense of storing historical financial records that are more than 36 months old. Section 4.03 Internal Controls Environment. Property Manager shall continuously maintain an internal control environment that is customary and consistent with the size and complexity of PORT’s business. At PORT’s expense, PORT may hire consultants and other advisors to further develop and refine Property Manager’s internal controls. Property Manager agrees, at PORT’s expense, to implement all reasonable suggestions PORT makes to modify internal controls and agrees to periodic testing and remediation of any identified deficiencies. Property Manager also agrees to assist in an audit of the internal controls if requested by PORT, to be completed at PORT’s expense and in accordance with Section 4.05 herein. Section 4.04 Required Financial Reports. Property Manager shall furnish as listed on Schedule B monthly reports of collections, disbursements, and other accounting matters, on a schedule agreed to by PORT and any Lender(s). To support the monthly financial reports, Property Manager shall maintain at Property Manager’s premises copies of the following: (a) bank statements, bank deposit slips, and cancelled checks; (b) comprehensive bank reconciliations; (c) detailed cash receipt records; (d) summaries of adjusting journal entries, and (e) supporting documentation for payroll, payroll taxes, and employee benefits. Section 4.05 PORT’s Right to Audit and Test. Property Manager, in the conduct of its responsibilities and obligations to PORT hereunder, shall maintain complete, accurate, and separate books and records for the Properties, the entries to which shall be supported by sufficient documentation to ascertain that said entries are properly and accurately recorded with regard to each Property. Such books and records shall be maintained in accordance with PORT’s financial information requirements and shall at all times be the property of PORT. Property Manager shall maintain such books and records for a period of not less than 12 months after the date of expiration or earlier termination of this Agreement, except that upon any termination of this Agreement by PORT, Property Manager shall immediately deliver to PORT all such books and records. PORT reserves the right to conduct an examination of the books and records maintained by Property Manager for PORT or that relate to the calculation of the fees, expenses, or other compensation paid or payable pursuant to this Agreement, and to perform any and all audit tests (whether conducted by the external auditors or PORT’s internal audit team) relating to Property Manager’s activities, either at the Properties, or at the office of Property Manager; provided such examination and tests are related to those activities performed by Property Manager for PORT or the calculation of the fees, expenses, or other compensation paid or payable pursuant to this Agreement. PORT may also conduct periodic testing of Property Manager’s internal controls. PORT shall give Property Manager not less than forty-eight (48) hours written notice of any such audit, examination or testing. Any and all such audits conducted either by PORT’s employees or appointees will be at the sole expense of PORT. Section 4.06 Disbursement of Deposits. If requested by PORT, Property Manager shall remit to PORT with the monthly financial report all unexpended operating funds, except for a reserve of contingencies, as provided in Section 5.01 below, which shall remain in the Operating Account. ARTICLE V PORT’S DUTIES AND RESPONSIBILITIES Section 5.01 Initial Deposits and Contingency Reserves. Immediately upon the commencement of this Agreement, to the extent not previously deposited, PORT shall deposit into the Operating Account the following amounts: (a) the sum of $100,000 to be deposited in the Operating 10 Account as an initial deposit representing the estimated disbursements for Operating Expenditures to be made in the first month following the commencement of this Agreement. Furthermore, PORT authorizes Property Manager to maintain a contingency reserve of $250 per Property at all times in the Operating Account to enable Property Manager to pay obligations of PORT under this Agreement as they become due in accordance with this Agreement. Section 5.02 Insufficient Operating Funds. If a cash flow deficit can be anticipated in the next budgeted month of operations, PORT agrees to, prior to the commencement of the next budgeted month, remit to Property Manager sufficient funds to cover the anticipated deficiency and fully fund the Operating Expenditures and approved contingency reserves. In the event that funds in the Operating Account become insufficient to cover all Operating Expenditures and approved contingency reserves, PORT agrees to, within three (3) days of notice, remit to Property Manager sufficient funds to cover the deficiency and replenish the contingency reserves. Notwithstanding any provision hereof to the contrary, Property Manager’s performance under this Agreement shall be excused and shall in no event be in default in the event there are insufficient funds in the Operating Account to perform its services described hereunder unless due to the gross negligence or willful misconduct of Property Manager. Section 5.03 Property Manager’s Compensation. PORT agrees to pay Property Manager, as compensation for services rendered in managing and leasing the Properties in accordance with the terms of this Agreement, the compensation as specified in Article VI below. Property Manager’s compensation may be paid to itself by Property Manager, on behalf of PORT when due hereunder from the Operating Account. Section 5.04 Property Manager’s Costs to be Reimbursed. PORT agrees to reimburse Property Manager for all direct costs incurred in managing and leasing the Properties in accordance with the terms of this Agreement. Property Manager’s reimbursement may be paid to itself by Property Manager, on behalf of PORT, from the Operating Account as incurred by Property Manager. Section 5.05 Representations. As of the Effective Date, PORT represents and warrants to Property Manager as follows: (a) PORT is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland, (ii) has qualified or will qualify to do business as a foreign corporation and will remain so qualified, and is and will remain in good standing, in each jurisdiction where the character of its Properties or the nature of its activities makes such qualification necessary and in which failure to so qualify would have a material adverse effect upon PORT or its ability to perform its obligations hereunder, (iii) has and will have full corporate power to own the Properties, carry on its business as presently conducted, and to enter into and perform it obligations under this Agreement and (iv) has and will have all licenses or other governmental approvals necessary to perform it obligations hereunder. (b) The execution and delivery by PORT of this Agreement has been duly authorized by all necessary corporate action on the part of PORT. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on PORT or its Properties or the certificate of formation of PORT, or any of the provisions of any indenture, mortgage, contract or other instrument to which PORT is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of the Properties pursuant to the terms of any such indenture, mortgage, contract or other instrument. The execution and delivery by PORT of this Agreement does not require the consent or approval of, the giving of notice to, the registration or filing with, or the taking of any other action in respect of any state, federal or other governmental authority or agency. 11 (c) This Agreement has been duly executed and delivered by PORT and, assuming due authorization, execution and delivery by Property Manager, constitutes a valid and binding obligation of PORT enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and general principles of equity). (d) There are no actions, suits, or proceedings pending, or, to the knowledge of PORT, threatened or likely to be asserted against or affecting PORT before or by any court, administrative agency, arbitrator, or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of PORT will be determined adversely to PORT or if determined adversely to PORT, will materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect PORT’s ability to perform its obligations under this Agreement. PORT is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by the above mentioned documents. (e) No consents, approvals, waivers or notifications of members, creditors, lessors or other nongovernmental persons are required to be obtained by PORT in connection with the execution and delivery of this Agreement and the consummation of all the transactions herein contemplated. (f) PORT is not (and no person or entity owning a beneficial interest equal to or greater than twenty percent (20%) in PORT shall be) subject to sanctions of the United States government or in violation of any Laws relating to terrorism or money laundering, including, without limitation, the Executive Order and the Patriot Act. Neither PORT nor any person or entity owning a beneficial interest equal to or greater than twenty percent (20%) in PORT is a Prohibited Person. ARTICLE VI COMPENSATION OF PROPERTY MANAGER Section 6.01 Leasing Fees. PORT shall pay to Property Manager on a monthly basis in arrears, the following fees in connection with ongoing lease activity: (a) for all newly placed tenants, one-half of one month’s rent applicable to the initial rent period, and (b) for all renewal tenants, $100. Section 6.02 Property Management Fee. PORT shall pay to Property Manager, on a monthly basis in arrears, fees for services provided by Property Manager to manage each Property (the “Property Management Fee”) equal to the following: (a) For all Collected Rental Revenues up to $50,000,000 per annum (or $4,166,667 per month), 8%; (b) For all Collected Rental Revenues in excess of $50,000,000 per annum, but less than or equal to $75,000,000 per annum (or $6,250,000 per month), 7%; and (c) For all Collected Rental Revenues in excess of $75,000,000 per annum (or $6,250,000 per month), 6%. Section 6.03 Shared Fees. PORT shall pay to Property Manager on a monthly basis in arrears, the following portion of additional fees actually collected from any Properties: (a) from application fees collected, 100% to Property Manager, (b) from insufficient funds fees collected, 50% to Property Manager; (c) from any late fees collected, 50% to Property Manager, and (d) from any other fees, 50% to Property Manager. For the avoidance of doubt, PORT shall retain 100% of the following fees: (x) any move-in fees, and (y) any pet fees. 12 Section 6.04 Definitions. “Collected Rental Revenues” shall mean the amount of rental revenue actually collected for each Property per the terms of the lease pertaining to each Property (including lease breakage fees) or pursuant to any early termination buyouts, but excluding other income items, fees or revenue collected by Property Manager, including but not limited to: application fees, insufficient funds fees, late fees, move-in fees, pet fees, and security deposits (except to the extent applied to rent per the terms of the lease pertaining to any Property). Section 6.05 Additional Services; No Other Compensation. The Leasing Fees, Property Management Fee, and Shared Fees are in addition to the reimbursements otherwise due to Property Manager under this Agreement, including for the Additional Services as described in Section 3.09. Property Manager expressly agrees that Property Manager shall not be entitled to receive any other compensation or other payments from PORT for services provided in respect of the Property (including, without limitation, for construction management, legal, tenant coordination, design, engineering, consulting or any other services performed by Property Manager or its Affiliates) unless expressly provided for in this Agreement or pursuant to a separate written agreement between PORT and Property Manager. Section 6.06 Election of Payment in Shares. Property Manager may elect, in its sole discretion, to receive payment of up to 2.0% of the Property Management Fee in any monthly period(s) in cash or cash equivalent aggregate net asset value amounts of Class A common shares of PORT, with the value per share equal to the most recent net asset value per share determined in accordance with the valuation guidelines approved by the board of directors of Pacific Oak Strategic Opportunity REIT, Inc. Such common shares issued to the Property Manager are eligible to participate in PORT’s share repurchase program, subject to the applicable limits, holding period and early repurchase deduction therein, provided that in the applicable repurchase period all repurchase requests made in good order from unaffiliated stockholders are satisfied first as a priority. ARTICLE VII INSURANCE AND INDEMNIFICATION Section 7.01 Property and Liability Insurance. Property Manager shall, at PORT’s sole cost and expense, promptly obtain and keep in force at all times adequate insurance against physical damage (e.g., fire with extended coverage endorsement) and against liability for loss, damage, or injury to property or persons which might arise out of the occupancy, management, operation, or maintenance of the Properties and in accordance with the policies of PORT and/or Lender(s). Section 7.02 Workers’ Compensation Insurance. Property Manager shall maintain workers’ compensation insurance covering all employees of Property Manager employed in, on, or about the Properties so as to provide statutory benefits required by state and federal laws. Section 7.03 Fidelity Bond. Property Manager will maintain, at Property Manager’s expense, a comprehensive fidelity bond covering all employees of Property Manager who handle or are responsible for the safekeeping of any monies of PORT, and shall provide evidence of such policies to PORT. Section 7.04 Indemnification. PORT shall indemnify, defend, and hold harmless Property Manager and its agents and employees from and against all claims, liabilities, losses, damages, and/or expenses arising out of (i) Property Manager’s performance under this Agreement, or (ii) facts, occurrences, or matters first arising prior to the date of this Agreement. PORT, at its own cost and expense, shall defend any action or proceeding against Property Manager arising therefrom. Notwithstanding the foregoing, PORT shall not be required to indemnify Property Manager against damages or expenses suffered as a result of the gross negligence, willful misconduct, or fraud on the part of Property Manager, its agents or employees. Property Manager shall indemnify, defend and hold harmless PORT and its agents from and against all claims, liabilities, losses, damages and/or expenses arising out of the gross negligence, willful

13 misconduct, or fraud on the part of Property Manager, its agents, or employees, and shall at its own cost and expense defend any action or proceeding against PORT arising therefrom. ARTICLE VIII TERMINATION Section 8.01 Termination. Notwithstanding the provisions of Article II above, this Agreement may also be terminated as follows: (a) Automatically, in the event of an initial public offering of PORT’s common shares in the public markets with a concurrent listing of the common shares on a national securities exchange (an “IPO”); a sale of all or substantially all of PORT’s equity interests or Properties, a merger, or a share exchange, in a transaction that provides PORT’s stockholders with any combination of cash and/or securities of a publicly traded company in exchange for their common shares; or if the advisory agreement between PORT and Advisor is terminated (including through non-renewal) (except for cause) by PORT; (b) by Property Manager, in the event PORT defaults in the performance of any of its obligations under this Agreement and fails to cure such default within fifteen (15) days after its receipt from Property Manager of a notice of default (specifying in reasonable detail the nature of the default complained of); provided, however, with respect to any non-monetary default that cannot be cured within fifteen (15) days, PORT shall have such additional period as shall be reasonable, provided that PORT has commenced to cure such default within such fifteen (15) day period, has proceeded to prosecute such cure with due diligence, and such cure is completed within sixty (60) days after PORT’s receipt of the notice of default; or (c) by PORT, in the event Property Manager defaults in the performance of any of its obligations under this Agreement and fails to cure such default within fifteen (15) days after its receipt from PORT of a notice of default (specifying in reasonable detail the nature of the default complained of); provided, however, that if such default cannot be cured within fifteen (15) days, then such additional period as shall be reasonable, provided that Property Manager has commenced to cure such default within such fifteen (15) day period, has proceeded to prosecute such cure with due diligence and such cure is completed within sixty (60) days after Property Manager’s receipt of the notice of default; or (d) by either PORT or Property Manager, if a Bankruptcy Event occurs with respect to the other party, or if any involuntary bankruptcy petition shall be filed against the other party and is not dismissed within sixty (60) days of the date of such filing, or in the event the other party shall make an assignment for the benefit of creditors, or take advantage of any insolvency statute or similar law, in any such event, termination to become effective upon written notice to the other party; or (e) by PORT, without cause upon not less than ninety (90) days prior written notice to Property Manager. Any amounts accruing to Property Manager prior to such termination shall be due and payable upon termination of this Agreement; provided, however, that in the event this Agreement is terminated pursuant to Section 8.01(c), no further fees or expenses shall be payable to Property Manager thereafter, other than reimbursement of expenses properly documented and supported by invoices or receipts. Section 8.02 Termination Fee. If PORT terminates this Agreement pursuant to Section 8.01(a) before the end of the Term or any subsequent term year, then PORT shall be obligated to pay Property Manager an amount equal to two times the sum of the annual Property Management Fee for the trailing 12- month period. If PORT terminates this Agreement pursuant to Section 8.01(e) before the end of the Term 14 or any subsequent term year, then PORT shall be obligated to pay Property Manager an amount equal to three times the sum of the annual Property Management Fee for the trailing 12-month period. Any amounts accruing to Property Manager prior to such termination shall be due and payable upon termination of this Agreement. To the extent funds are available, such sums shall be payable from the Operating Account. Any amount due in excess of the funds available from the Operating Account shall be paid by PORT to Property Manager upon demand. For the avoidance of doubt, Leasing Fees, Shared Fees, and fees attributable to Additional Services are not considered in the calculation of the Termination Fee. Section 8.03 PORT Responsible for Payments. PORT will be responsible for the direct handling and payment of invoices received after notice of termination. Upon notice of termination, Property Manager will submit to PORT written notice of all obligations payable with respect to the Properties through the termination date. Section 8.04 Final Accounting. Within sixty (60) days after termination, Property Manager shall deliver to PORT: (a) a final accounting, reflecting the balance of income and expenses on the Properties as of the date of termination; (b) all records, contracts, leases, receipts, deposits, unpaid bills, and other papers or documents which pertain to the Properties; and (c) all remaining funds held by Property Manager with respect to the Properties. In consideration of performing the services contemplated under the preceding sentence during such post-termination period, provided this Agreement is not terminated pursuant to Section 8.01(c), PORT shall pay Property Manager an accounting fee equal to $75,000 per month. Section 8.05 Property Manager’s Retention of Copies. Property Manager shall be entitled to retain copies of all documents referred to in Section 8.04. Section 8.06 Survival of Obligations. All obligations of the parties hereunder, as to which performance is contemplated to occur after termination, shall survive termination of this Agreement. Without limiting the generality of the foregoing, all representations and warranties of the parties contained herein and all provisions of this Agreement that require PORT to have insured or to defend, reimburse, or indemnify Property Manager shall survive the termination of this Agreement; and if Property Manager is or becomes involved in any proceeding or litigation by reason of having been PORT’s agent, such provisions shall apply as if this Agreement were still in effect. ARTICLE IX RESERVED ARTICLE X PROPERTY MANAGER RESTRUCTURING Section 10.01 Subcontracting. Property Manager is authorized to subcontract or delegate any of its responsibilities hereunder to any of its Affiliates provided that such Affiliate executes a joinder to this Agreement, in form and substance satisfactory to PORT. ARTICLE XI MISCELLANEOUS Section 11.01 Notices. All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly received (i) if given by electronic mail transmitted delivery receipt requested, upon receipt of a delivery receipt, (ii) if given by certified or registered mail, return receipt requested, postage prepaid, three (3) Business Days after being deposited in 15 the U.S. mails and (iii) if given by courier or other means, when received or personally delivered, and, in any such case, addressed as follows: If to PORT: Pacific Oak Residential Trust, Inc. 13901 Sutton Park Dr. S., Suite B 160 Jacksonville, FL 32224 Attention: Michael Gough Email: mgough@pac-oak.com If to Property Manager: DMH Realty LLC 13901 Sutton Park Dr S., Suite B 160 Jacksonville, FL 32224 Attention: Mark Peta and Dan Umstead Email: mpeta@pac-oak.com and dumstead@pac-oak.com or to such other addresses as may be specified by any such person to the other person pursuant to notice given by such person in accordance with the provisions of this Section 11.01. Section 11.02 Governing Law; Waiver of Jury Trial. THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA AS AT THE TIME IN EFFECT, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THE PARTIES TO THIS AGREEMENT HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF FLORIDA, INCLUDING ANY APPELLATE COURTS THEREOF. THE PARTIES ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. Section 11.03 Entire Agreement. This Agreement sets forth the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof. Section 11.04 Amendment; Modification. This Agreement shall not be amended, supplemented, modified, terminated, or discharged, in whole or in part, except by an instrument in writing signed by the parties hereto, or their respective successors or assignees; provided that PORT shall deliver an updated Schedule A to Property Manager each month in accordance with Section 11.01. Section 11.05 Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. 16 Section 11.06 Construction. This Agreement shall be construed as if jointly drafted by PORT and Property Manager. Headings for sections, subsections, and other parts of this Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Section 11.07 Counterparts. This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, scanned pages or electronic signature shall be effective as delivery of a manually executed counterpart to this Agreement. Section 11.08 Transferability; Successors and Assigns. This Agreement is not transferable by Property Manager. The rights of PORT hereunder are transferable to any of its respective Affiliates upon no less than ten (10) days’ prior written notice to Property Manager. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Section 11.09 Confidentiality. No party to this Agreement will disclose the terms of this Agreement to any third party without the consent of the other parties hereto, except as required by securities or other applicable laws. Notwithstanding the above provisions, each party may disclose the terms of this Agreement (i) in connection with the requirements of a public or private offering or securities filing, (ii) to accountants, banks, and financing sources (both debt and equity) and their advisors, (iii) in connection with the enforcement of this Agreement or rights under this Agreement, or (iv) in connection with a merger or acquisition (whether by an equity or asset transfer), or the like. [Signature page follows]

[Signature Page to Second Amended and Restated Management Agreement] CLOSED\1607203270.3 IN WITNESS WHEREOF, the parties have executed and delivered this SECOND AMENDED AND RESTATED MANAGEMENT AGREEMENT effective as of the date first written above. Pacific Oak Residential Trust, Inc. By: /s/ Michael S. Gough Name: Michael S. Gough Title: Chief Executive Officer, President, and Director DMH Realty, LLC By: /s/ Michael S. Gough Name: Michael S. Gough Title: Manager A-1 Schedule A The Properties B-1 Schedule B Financial Record and Reports (to be provided monthly unless otherwise noted) 1. Profit and Loss Statement (actual versus budgeted) 2. Rent Roll with Security Deposit 3. Leasing status report 4. Statement of Cash Flows 5. Monthly General Ledger detail 6. Capital Expenditure Report 7. Aged Receivable Report 8. Management Fee Calculation 9. Casualty reports (quarterly) detailing all damages and potential insurance claims 10. Liability reports (quarterly) detailing all current and potential legal claims from tenants, vendors, and third parties related to the Properties 11. Real estate tax analysis (quarterly) C-1 Schedule C Defined Terms Capitalized terms used in this Agreement but not otherwise defined herein have the following definitions: “Affiliate” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner. “Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq., as amended from time to time. “Bankruptcy Event” with respect to any Person, means the occurrence of any of the following: (a) Such Person voluntarily files for bankruptcy protection under the Bankruptcy Code. (b) Such Person voluntarily becomes subject to any reorganization, receivership, insolvency proceeding, or other similar proceeding pursuant to any other federal or state law affecting debtor and creditor rights. (c) Any Property becomes an asset in a voluntary bankruptcy or becomes subject to any voluntary reorganization, receivership, insolvency proceeding, or other similar voluntary proceeding pursuant to any other federal or state law affecting debtor and creditor rights. (d) An order of relief is entered against such Person pursuant to the Bankruptcy Code or other federal or state law affecting debtor and creditor rights in any involuntary bankruptcy proceeding initiated or joined in by a Related Party. If such Person, any general partner of such person if such Person is a general partnership, or any Related Party has solicited creditors to initiate or participate in such a proceeding, regardless of whether any of the creditors solicited actually initiates or participates in the proceeding, then such proceeding will be considered as having been initiated by a Related Party. (e) An involuntary bankruptcy or other involuntary insolvency proceeding is commenced against such Person (by a party other than PORT) but only if such Person has failed to use commercially reasonable efforts to dismiss such proceeding or has consented to such proceeding. “Commercially reasonable efforts” will not require any direct or indirect interest holders in such Person to contribute or cause the contribution of additional capital to such Person. (f) If such Person is a general partnership, any of the following occur: (i) Any general partner of such Person voluntarily files for bankruptcy protection under the Bankruptcy Code.

C-2 (ii) Any general partner of such Person voluntarily becomes subject to any reorganization, receivership, insolvency proceeding, or other similar proceeding pursuant to any other federal or state law affecting debtor and creditor rights. (iii) An order of relief is entered against any general partner of such Person pursuant to the Bankruptcy Code or other federal or state law affecting debtor and creditor rights in any involuntary bankruptcy proceeding initiated or joined in by a Related Party. (iv) An involuntary bankruptcy or other involuntary insolvency proceeding is commenced against any general partner of such Person (by a party other than PORT) but only if such Person or such general partner of such Person has failed to use commercially reasonable efforts to dismiss such proceeding or has consented to such proceeding. “Commercially reasonable efforts” will not require any direct or indirect interest holders in such Person or such general partner of such Person to contribute or cause the contribution of additional capital to such Person. “Business Day” means any day other than a Saturday, a Sunday, or any other day on which PORT or the national banking associations are not open for business. “Governmental Authority” means any board, commission, department, agency or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, which has or acquires jurisdiction over any Property, or the use, operation or improvement of any Property, or over Property Manager. “Hazardous Materials” means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls (PCBs) and compounds containing them; lead and lead-based paint; asbestos or asbestos containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on any Property is prohibited by any Governmental Authority; any substance that requires special handling and any other material or substance now or in the future that (i) is defined as a “hazardous substance,” “hazardous material,” “hazardous waste,” “toxic substance,” “toxic pollutant,” “contaminant,” or “pollutant” by or within the meaning of any Hazardous Materials Law, or (ii) is regulated in any way by or within the meaning of any Hazardous Materials Law. “Hazardous Materials Law” and “Hazardous Materials Laws” means any and all federal, state and local laws, ordinances, regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future, including all amendments, that relate to Hazardous Materials or the protection of human health or the environment and apply to Property Manager or to any Property. Hazardous Materials Laws include the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101 et seq., and their state analogs. “Lender” means any lender providing a loan to PORT which is secured by a mortgage or deed of trust on any Property. “Person” means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c) (17) of the Internal Revenue Code of 1986, as amended from time to time C-3 (the “Code”)), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government or any agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. “Related Party” means all the following: (a) Property Manager. (b) Any general partner of Property Manager if Property Manager is a general partnership. (c) Any Person that holds, directly or indirectly, any ownership interest (including any shareholder, member or partner) in Property Manager, any general partner of Property Manager if Property Manager is a general partnership, or any Person that has a right to manage Property Manager or any general partner of Property Manager if Property Manager is a general partnership. (d) Any creditor of Property Manager that is related by blood, marriage or adoption to Property Manager. (e) Any creditor of Property Manager or any general partner of Property Manager if Property Manager is a general partnership that is related to any partner, shareholder or member of, or any other Person holding an interest in, Property Manager or any general partner of Property Manager, if Property Manager is a general partnership.